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                                                                      Exhibit 24

                                POWER OF ATTORNEY
                                -----------------

     Each of the undersigned officers and/or directors of Too, Inc., a Delaware corporation (the "Company"), hereby appoints Michael W. Rayden and Kent A. Kleeberger, as his true and lawful attorneys-in-fact, or any of them, with power to act without the others, as his true and lawful attorney-in-fact, in his name and on his behalf, and in any and all capacities stated below, to sign and to cause to be filed with the Securities and Exchange Commission the Company's Registration Statement on Form S-8 (the "Registration Statement") to register under the Securities Act of 1933, as amended, an additional 200,000 shares of Common Stock, $.01 par value, of the Company to be sold and distributed by the Company pursuant to the Company's Second Amended and Restated 1999 Stock Plan for Non-Associate Directors (the "Plan") and such other number of shares as may be issued under the anti-dilution provisions of the Plan, and any and all amendments, including post-effective amendments, to the Registration Statement, hereby granting unto such attorneys-in-fact, and to each of them, full power and authority to do and perform in the name and on behalf of the undersigned, in any and all such capacities, every act and thing whatsoever necessary to be done in and about the premises as fully as the undersigned could or might do in person, hereby granting to each such attorney-in-fact full power of substitution and revocation, and hereby ratifying all that any such attorney-in-fact or his substitute may do by virtue hereof.

     IN WITNESS WHEREOF, I have hereunto set my hand this 28th day of September 2001.

     Signature                                 Title
     ---------                                 -----


/s/ Michael W. Rayden                Chairman of the Board of Directors,
-------------------------------      President and Chief Executive Officer
Michael W. Rayden                    (Principal Executive Officer)

/s/ Kent A. Kleeberger               Director, Executive Vice President -
-------------------------------      Chief Financial Officer, Logistics
Kent A. Kleeberger                   and Systems, Secretary and Treasurer
                                     (Principal Financial and Accounting
                                     Officer)

/s/ Nancy J. Kramer                  Director
-------------------------------
Nancy J. Kramer

/s/ David A. Krinsky                 Director
-------------------------------
David A. Krinsky

/s/ Philip E. Mallott                Director
-------------------------------
Philip E. Mallott

                                     Director
_______________________________
James U. McNeal, Ph.D.

/s/ Kenneth James Strottman          Director
-------------------------------
Kenneth James Strottman